UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number            811-3880
                                                                ---------
                         WAYNE HUMMER INVESTMENT TRUST
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             300 SOUTH WACKER DRIVE
                               CHICAGO, IL 60606
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                          THOMAS J. ROWLAND, PRESIDENT
                    300 SOUTH WACKER DRIVE CHICAGO, IL 60606
 ------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code:     1-800-621-4477
                                                               --------------
                       Date of fiscal year end: 03/31
                                                ---------

                       Date of reporting period: 09/30/04
                                                ---------
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                 Wayne Hummer(R)
                                   Growth Fund

PORTFOLIO MANAGER:
THOMAS J. ROWLAND

PHOTO OF: THOMAS J. ROWLAND

SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2004


DEAR FELLOW SHAREHOLDER:

Buffeted by hurricanes, record oil prices, a deteriorating situation in Iraq, negative earnings pre-announcements, a second interest rate increase by the Federal Reserve (the "Fed") this cycle, and election demagoguery highlighting "the other guy's" shortcomings, the stock market declined, albeit moderately, in the September quarter. The S&P 500 Composite Stock Price Index ("S&P 500")1 lost 1.9%, bringing its 2004 year-to-date return to a positive 1.5%, a return that continues to lag that of mid-cap stocks.

The bond market confounded consensus expectations by strengthening during the quarter. The Lehman Brothers Aggregate Bond Index2 returned 3.2%, representing virtually all of the 3.3% return of that index for this year. This market strength came despite a growing trade deficit and a record budget deficit, with the prospect of a worsening trend in both.

It has been a difficult year for stock market investors' psyches, which has challenged the development of any positive market sentiment or momentum. The election in the U.S. is likely part of the problem. A portrayal of a weak economy and the ever looming threat of terror in the presidential campaign rhetoric of the challenging party has been a staple of daily media coverage. The incumbents meanwhile are forced to defend their record on economic policy, as it seems that job creation has been slower to develop in the current cycle, and on homeland security despite the absence of a domestic terrorist attack since 9/11. The election in the U.S., as well as of those in Afghanistan and Iraq, is also thought to represent a magnet for terrorists intent on influencing or disrupting the democratic process, emulating the apparent success seen in Spain. This is serving to keep fear and anxiety at or just below the surface.

Despite these concerns, the reality has been that the economy has continued to grow. Improving economic reports in August and September seemed to convince market participants that the respite seen last spring was only temporary. Considering the angst that developed over the spring slowdown, the recently released Gross Domestic Product revision, showing that second quarter growth was actually 3.3% (compared to an initially reported 2.8%), indicates that the economy was not nearly as weak as thought initially. Meanwhile, corporate profit trends remain healthy, if less ebullient.

In the context of what we perceive to be a better underlying economic environment than is being reflected in the stock market, we present this report of the semi-annual financial statements of the Wayne Hummer Growth Fund (the "Fund") for the period ended September 30, 2004.

The net asset value of a Fund share increased 1.6%3 from $40.24 on March 31, 2004 to $40.90 on September 30, 2004. During the first half of the current fiscal year, there were no dividend or capital gain distributions made to Fund shareholders. As a result, the total return for the period was also 1.6%3. During this same period the total return for the Russell Midcap Index4 (the "Index") was 0.6%. For calendar year 2004 thus far the Fund has returned 5.6%3 compared to the Index return of 5.8% and, for the trailing twelve-month period, 20.2%3 compared to 20.6% for the Index. If current trends persist, calendar year 2004 will mark the fifth consecutive year that mid-cap returns exceed those of large-caps.

As we near the third anniversary of the current economic recovery, the focus on job loss remains pervasive, again in part due to the political cycle. Yet, despite strong productivity growth, greater outsourcing of jobs to foreign countries, and unusual caution on the part of businesses to add employees, payroll employment has actually increased in each of the last twelve months. While consumer spending was at its weakest level in over two years, business spending has strengthened markedly. Likewise, residential construction has firmed as mortgage financing rates have declined, even triggering a mini-boom in mortgage refinancing activity, which has risen 50% from the June trough.

What of the apparent disconnect between rising commodity prices, oil most visibly, and falling bond yields? Even as oil prices broke through the $50 per barrel barrier, ten-year Treasury rates have touched new lows. During the 1980s and 1990s, Treasury yields were highly positively correlated with oil prices. In the opening years of the twenty-first century, this relationship has been turned on its head, with yields correlating negatively with oil prices. In an era of low inflation expectations, there seems to be more conviction that the oil price will dampen economic growth rather than boost general price levels.

It may be that some of the upward pressure on oil prices will prove temporary, the result of election and security concerns coupled with hurricane-influenced data. However, another factor driving prices that may not be so temporary is the fact that the world's most populous nations, China and India, are also among the fastest growing consumers of energy. Fortunately, the amount of energy required per unit of U.S. economic output has dropped dramatically over the past three decades, mitigating the pricing pressures. Consequently, any slowdown indicated by upcoming U.S. economic releases may be viewed as merely another temporary interruption of a healthy and moderate recovery of a resilient and flexible economy.

We suspect that post-election the market will refocus on those still positive fundamentals underlying our economy. Core inflation (excluding food and energy) remains subdued, with little pressure from unit labor costs. Negative earnings pre-announcements are likely priced into the market and expectations for corporate profit growth have already been lowered. Margin pressures from inflating commodity costs not recovered through pricing are clearly evident and while recent earnings growth does represent a deceleration from the previous three quarters, it is still twice the long-term average.

The recent trend of rising energy prices with its drag on economic growth may well temporarily forestall the expected measured ratcheting up of interest rates by the Fed. It could be argued that there is no compelling reason for the Fed to tighten again soon beyond the widely anticipated November move to a 2% funds rate. Such a development, together with the removal of the uncertainty of the election outcome, would likely provide stimulus to stock prices.

As always, we are pleased to be a part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland, CFA

Thomas J. Rowland, CFA
President
Wayne Hummer Investment Trust

October 27, 2004

1 The S&P 500 measures the performance of an unmanaged group of 500 widely held large-capitalization U.S. stocks.

2 The Lehman Brothers Aggregate Bond Index is an unmanaged market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of at least one year.

3    Total return does not reflect the 2% sales charge.

4 The Russell Midcap Index measures the performance of an unmanaged group of about 800 medium-sized U.S. companies.

PERFORMANCE COMPARISON

WAYNE HUMMER GROWTH FUND VS. S&P 500 INDEX
AND RUSSELL MID-CAP INDEX

Growth of $10,000 initial investment for a 10 year period ended September 30, 2004.

Line Chart:
                   Growth Fund         Russell Midcap                 S&P 500
 1994                     9800                  10000                   10000
                          9967                   9757                    9998
                         10944                  10773                   10971
                         11225                  11674                   12006
 1995                    11645                  12709                   12962
                         12441                  13119                   13741
                         12711                  13908                   14479
                         12943                  14300                   15120
 1996                    13179                  14748                   15586
                         13919                  15611                   16889
                         14188                  15483                   17341
                         16251                  17583                   20364
 1997                    17736                  19917                   21891
                         18121                  20139                   22522
                         19944                  22316                   25664
                         19951                  21978                   26511
 1998                    17501                  18720                   23873
                         21301                  22171                   28956
                         21215                  22066                   30398
                         23777                  24465                   32541
 1999                    22390                  22363                   30511
                         29431                  26216                   35048
                         29982                  28860                   35850
                         28340                  27558                   34898
 2000                    28615                  29434                   34560
                         28334                  28378                   31854
                         25415                  25401                   28079
                         26950                  27819                   29722
 2001                    23655                  22852                   25364
                         26412                  26783                   28076
                         27676                  27920                   28154
                         24327                  25252                   24385
 2002                    20836                  20799                   20173
                         21755                  22445                   21874
                         20268                  21916                   21185
                         23570                  25917                   24443
 2003                    24832                  27585                   25088
                         28263                  31440                   28142
                         29372                  33057                   28620
                         30599                  33536                   29110
 2004                    29257                  33255                   28562


AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/04
  ANNUALIZED RETURNS FOR THE
  FOLLOWING PERIODS:                    1 YEAR        5 YEAR        10 YEAR
--------------------------------------------------------------------------------
  WAYNE HUMMER GROWTH FUND
  (assuming 2% sales charge)             17.82%         5.50%       11.33%
--------------------------------------------------------------------------------
  RUSSELL MIDCAP INDEX                   20.55%         8.26%       12.77%
--------------------------------------------------------------------------------
  S&P 500 INDEX                          13.87%        (1.31%)      11.07%
--------------------------------------------------------------------------------

Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer Growth Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 and Russell Midcap Indices. The S&P 500 and Russell Midcap Indices are unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

PIE CHART:
ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 9/30/04:
(% of net assets)
  0.5%   Telecommunication Services
  5.2%   Materials
 17.9%   Information Technology
 23.2%   Industrials
  1.5%   Cash and Other
  9.4%   Consumer Discretionary
  7.3%   Consumer Staples
  1.6%   Energy
 13.5%   Financials
 19.9%   Health Care

TOP 10 STOCK HOLDINGS AS OF 9/30/04: (% of net assets)
 1. QUALCOMM Incorporated (Communications Equipment) ................  5.7%
 2. The Cooper Companies, Inc. (Health Care -
     Specialty Health Care Products) ................................  5.3%
 3. Fastenal Company (Distribution Wholesale - Building Supplies) ...  4.9%
 4. Patterson Companies, Inc. (Distributors -
    Dental Supplies and Equipment) ..................................  4.7%
 5. McCormick & Company, Incorporated (Foods) .......................  4.2%
 6. Illinois Tool Works Inc. (Manufacturing - Diversified) ..........  4.0%
 7. Avery Dennison Corporation (Manufacturing -
     Office Supplies and Forms) .....................................  3.8%
 8. Kronos Incorporated (Computer Software & Services) ..............  3.7%
 9. H&R Block, Inc. (Commercial Services - Finance) .................  3.6%
10. Northern Trust Corporation (Banking) ............................  3.5%


Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES 4/1/04 - 9/30/04

                                                         Share     Holdings
ADDITIONS                                               Change   on 9/30/04
American Italian Pasta Company Class A ..............   35,000       35,000
Cintas Corporation ..................................   20,000      100,000
Gentex Corporation ..................................   63,000       70,000
Getty Images, Inc. ..................................   25,000       25,000
Tractor Supply Company ..............................   45,000       45,000


                                                         Share     Holdings
REDUCTIONS                                              Change   on 9/30/04
Burlington Resources, Inc. ..........................   15,000        - 0 -
The GAP, Inc. .......................................   75,000        - 0 -
Illinois Tool Works Inc. ............................    5,000       70,000
LA-Z-Boy Incorporated ...............................  110,000        - 0 -
Patterson Companies, Inc. ...........................   20,000      100,000
QUALCOMM Incorporated ...............................   35,000      240,000


ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Wayne Hummer Growth Fund ("the Fund"), you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees, transfer agency fees, and other Fund expenses. The following examples are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with those of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire six-month period (April 1, 2004 to September 30, 2004).

The table on the next page illustrates the Fund's costs in two ways:

o ACTUAL. The first line of the table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period."

o HYPOTHETICAL. The second line of the table provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. You can assess the Fund's costs by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

     Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional cost, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


-------------------------------------------------------------------------------
  SIX MONTHS ENDED SEPTEMBER 30, 2004
                                    BEGINNING         ENDING         EXPENSES
  WAYNE HUMMER                    ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING
  GROWTH FUND                         4/1/2004       9/30/2004        PERIOD*
-------------------------------------------------------------------------------
  ACTUAL                             $1,000.00       $1,016.40         $5.21

  HYPOTHETICAL                        1,000.00        1,019.90          5.22
    (5% RETURN BEFORE EXPENSES)
-------------------------------------------------------------------------------

     * Expenses are equal to the Fund's annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund's ending account value on the first line of the table is based on its actual total return of 1.64% for the six months ended September 30, 2004.

You can find more information about the Fund's expenses, including annual expense ratios for the past five periods, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

STATEMENTS OF ASSETS AND LIABILITIES

                                      SEPTEMBER 30, 2004
                                              (UNAUDITED)    MARCH 31, 2004

  ASSETS
  Investments, at value
     (Cost: $79,539,166 and
     $75,270,143, respectively)             $162,935,774       $160,585,877
  Cash                                           116,353            218,721
  Receivable for Fund Shares sold                 31,758             28,327
  Dividends receivable                           121,338            114,600
--------------------------------------------------------------------------------
  Other                                           93,198             56,494
--------------------------------------------------------------------------------
  Total assets                               163,298,421        161,004,019

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                   631             39,430
  Due to Wayne Hummer Asset Management Company    98,942             99,598
  Accrued liabilities                             23,075             34,988
--------------------------------------------------------------------------------
  Total liabilities                              122,648            174,016
--------------------------------------------------------------------------------
  Netassets applicable to 3,989,933
     and 3,997,055 Shares outstanding,
     no par value, equivalent to $40.90
     and $40.24 per Share, respectively     $163,175,773       $160,830,003
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                            $73,204,797        $73,484,083
  Net unrealized appreciation of investments  83,396,608         85,315,734
  Undistributed net realized gain on
     sales of investments                      6,655,369          2,030,186
  Undistributed net investment income (loss)     (81,001)             - 0 -
--------------------------------------------------------------------------------
  Net assets applicable to Shares
     outstanding                            $163,175,773      $160,830,003
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
     per Share ($163,175,773 / 3,989,933
     Shares outstanding and $160,830,003 /
     3,997,055 Shares outstanding,
     respectively) (Unlimited shares
     authorized)                                  $40.90             $40.24
================================================================================
  Maximum offering price per Share
     (net asset value, plus 2.02%
     of net asset value or 2% of
     offering price)                              $41.73             $41.06
================================================================================

                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2004         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2004

  INVESTMENT INCOME:
  Dividends                                     $733,771         $1,462,712
  Interest                                        10,937              4,170
--------------------------------------------------------------------------------
  Total investment income                        744,708          1,466,882
--------------------------------------------------------------------------------

  EXPENSES:
  Management fees                                598,356          1,078,128
  Professional fees                               59,596            116,641
  Trustee fees                                    51,136             76,174
  Transfer agent fees                             30,200             68,897
  Custodian fees                                  16,200             31,900
  Printing costs                                  17,135             30,510
  Portfolio accounting fees                       14,848             25,209
  Registration fees                                7,200             16,799
  Other                                           31,038             19,400
--------------------------------------------------------------------------------
  Total expenses                                 825,709          1,463,658
--------------------------------------------------------------------------------
  Net investment income (loss)                   (81,001)             3,224
--------------------------------------------------------------------------------

  Net realized gain on sales of investments    4,625,183          2,217,559
  Change in net unrealized appreciation       (1,919,126)        48,594,938
--------------------------------------------------------------------------------
  Net gain on investments                      2,706,057         50,812,497
--------------------------------------------------------------------------------

  Net increase in net assets resulting
    from operations                           $2,625,056        $50,815,721
================================================================================

                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2004         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2004

  OPERATIONS:
  Net investment income (loss)                  ($81,001)            $3,224
  Net realized gain on sales of investments    4,625,183          2,217,559
  Change in net unrealized appreciation       (1,919,126)        48,594,938
--------------------------------------------------------------------------------
  Net increase in net assets resulting
    from operations                            2,625,056         50,815,721
--------------------------------------------------------------------------------

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                            - 0 -           (122,015)
  Net realized gains on investments                - 0 -           (100,934)
--------------------------------------------------------------------------------
  Total dividends to shareholders                  - 0 -           (222,949)
--------------------------------------------------------------------------------

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                    4,801,596         14,399,500
  Shares issued upon reinvestment of dividends     - 0 -            213,341
--------------------------------------------------------------------------------
                                               4,801,596         14,612,841
  Less payments for Shares redeemed            5,080,882         19,163,409
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions         (279,286)        (4,550,568)
--------------------------------------------------------------------------------

  Total increase in net assets                 2,345,770         46,042,204

  NET ASSETS:
  Beginning of period                        160,830,003        114,787,799
--------------------------------------------------------------------------------
  End of period (including undistributed
    net investment income (loss) of
    ($81,001) and $0, at September 30, 2004
    and March 31, 2004, respectively)       $163,175,773       $160,830,003
================================================================================

                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                              SIX MONTHS ENDED
                            SEPTEMBER 30, 2004               YEAR ENDED MARCH 31,
                                    (UNAUDITED)       2004       2003       2002       2001
NET ASSET VALUE,
    BEGINNING OF PERIOD                 $40.24      $27.81     $38.31     $35.96     $46.83
-----------------------------------------------------------------------------------------------

  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income (loss)           (0.02)       0.00       0.01       0.02       0.05
  Net realized and unrealized gains
    (losses) on investments               0.68       12.49     (10.18)      3.13      (6.73)
-----------------------------------------------------------------------------------------------
  Total from investment operations        0.66       12.49     (10.17)      3.15      (6.68)

  LESS DISTRIBUTIONS:
  Dividends from net
    investment income                     0.00       (0.03)     (0.01)     (0.06)     (0.02)
  Distributions from net
    realized gains on investments         0.00       (0.03)     (0.32)     (0.74)     (4.17)
-----------------------------------------------------------------------------------------------
  Total distributions                     0.00       (0.06)     (0.33)     (0.80)     (4.19)
-----------------------------------------------------------------------------------------------

  NET ASSET VALUE,
    END OF PERIOD                       $40.90      $40.24     $27.81     $38.31     $35.96
===============================================================================================
  TOTAL RETURN (a)                       1.64%       44.92%   (26.77%)     8.90%    (15.23%)

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)   163,176      160,830   114,788    164,797    152,217
  Ratio of total expenses to
    average net assets                   1.03%(b)     1.02%     0.96%      0.89%      0.91%
  Ratio of net investment income
    (loss) to average net assets        (0.10%)(b)    0.00%     0.04%      0.08%      0.13%
  Portfolio turnover rate                   9%(b)        5%        6%         5%         9%

  NOTES TO FINANCIAL HIGHLIGHTS:
  a.)  Excludes sales charge of 2% which was effective August 1, 1999 for new accounts.
  b.)  Ratios have been determined on an annualized basis.

                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)

                                    NUMBER OF SHARES             VALUE

COMMON STOCKS (98.5%)

CONSUMER DISCRETIONARY 9.4%
Borders Group, Inc.                          150,000        $3,720,000
Gentex Corporation                            70,000         2,459,100
Getty Images, Inc. (a)                        25,000         1,382,500
Interpublic Group of
  Companies, Inc. (a)                        185,000         1,959,150
Royal Caribbean Cruises Ltd.                 100,000         4,360,000
Tractor Supply Company (a)                    45,000         1,414,800
----------------------------------------------------------------------
                                                            15,295,550

CONSUMER STAPLES 7.3%
American Italian Pasta
  Company Class A                             35,000           915,250
CVS Corporation                              100,000         4,213,000
McCormick & Company,
  Incorporated                               200,000         6,868,000
----------------------------------------------------------------------
                                                            11,996,250

ENERGY 1.6%
BJ Services Company                           50,000         2,620,500
----------------------------------------------------------------------
                                                             2,620,500

FINANCIALS 13.5%
Capital One Financial
  Corporation                                 50,000         3,695,000
Cincinnati Financial
  Corporation                                 94,500         3,895,290
Northern Trust Corporation                   140,000         5,712,000
Old Republic International
  Corporation                                225,000         5,631,750
TCF Financial Corporation                    100,000         3,029,000
----------------------------------------------------------------------
                                                            21,963,040

HEALTH CARE 19.9%
Biomet, Inc.                                  50,000         2,344,000
Cardinal Health, Inc.                        100,000         4,377,000
The Cooper Companies, Inc.                   126,000         8,637,300
Fisher Scientific International
  Inc. (a)                                    78,400         4,573,072
Health Management
  Associates, Inc.                           175,000         3,575,250
Patterson Companies, Inc. (a)                100,000         7,656,000
STERIS Corporation (a)                        60,000         1,316,400
----------------------------------------------------------------------
                                                            32,479,022



                                    NUMBER OF SHARES             VALUE

INDUSTRIALS 23.2%
Avery Dennison Corporation                    95,000        $6,249,100
H&R Block, Inc.                              120,000         5,930,400
Cintas Corporation                           100,000         4,204,000
DeVry, Inc. (a)                               90,000         1,863,900
Fastenal Company                             140,000         8,064,000
IDEX Corporation                              75,000         2,547,000
Illinois Tool Works Inc.                      70,000         6,521,900
Regal-Beloit Corporation                     100,000         2,419,000
----------------------------------------------------------------------
                                                            37,799,300

INFORMATION TECHNOLOGY 17.9%
Applied Materials, Inc. (a)                  320,000         5,276,800
Fiserv, Inc. (a)                             100,000         3,486,000
Kronos Incorporated (a)                      135,000         5,979,150
Molex Incorporated Class A                   100,000         2,631,000
Photronics, Inc. (a)                         150,000         2,493,000
QUALCOMM Incorporated                        240,000         9,369,600
----------------------------------------------------------------------
                                                            29,235,550

MATERIALS 5.2%
Pactiv Corporation (a)                       145,000         3,371,250
RPM, Inc.                                    125,000         2,206,250
Sonoco Products Company                      110,000         2,908,400
----------------------------------------------------------------------
                                                             8,485,900

TELECOMMUNICATION SERVICES 0.5%
Western Wireless Corporation
  Class A (a)                                 33,500           861,285
----------------------------------------------------------------------
                                                               861,285

----------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $77,339,789)                                        160,736,397
----------------------------------------------------------------------

                 See accompanying notes to financial statements.

                                                                 VALUE

SHORT-TERM INVESTMENTS (1.4%)

COMMERCIAL PAPER (1.4%)
State Street Corporation
1.72%, 10/7/04
(Cost: $2,199,377)                                          $2,199,377
----------------------------------------------------------------------



                                                                 VALUE
TOTAL INVESTMENTS (99.9%)
(Cost: $79,539,166) (b)                                   $162,935,774

CASH AND OTHER ASSETS,
LESS LIABILITIES (0.1%)                                        239,999
----------------------------------------------------------------------

NET ASSETS (100.0%)                                       $163,175,773
======================================================================


NOTES TO PORTFOLIO OF INVESTMENTS:
(a) Non-income producing security.
(b) Based on the cost of investments of $79,539,166 for federal income tax purposes at September 30, 2004, the aggregate gross unrealized appreciation was $86,705,649, the aggregate gross unrealized depreciation was $3,309,041 and the net unrealized appreciation of investments was $83,396,608.

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Wayne Hummer Growth Fund (the "Fund") is an investment portfolio of Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of two investment portfolios, Wayne Hummer CorePortfolio Fund and Wayne Hummer Growth Fund, each operating as a separate mutual fund. The Fund commenced investment operations on December 30, 1983, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund is diversified and seeks to achieve long-term capital growth.

2. SIGNIFICANT ACCOUNTING POLICIES SECURITY VALUATION

Securities (other than a security for which the primary market is NASDAQ) are valued at the last reported sale price for securities traded on a principal exchange. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price, and in the absence of any Official Closing Price on the valuation date, a security is valued at the last reported price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry.

Fixed income securities are valued by using market quotations or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Debt securities having a remaining maturity of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Repurchase Agreements are valued at cost. Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of premiums and accretions of discounts. Realized gains and losses from security transactions are reported on an identified cost basis. USE OF ESTIMATES The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the

Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October, and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid as of March 31, 2004, was as follows:

                                                                 YEAR ENDED
                                                             MARCH 31, 2004
  Distributions paid from:
    Ordinary income                                               $ 122,015
--------------------------------------------------------------------------------
    Long-term capital gain                                          100,934
================================================================================
                                                                  $ 222,949

4. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders. There were no significant differences between the book basis and the tax basis components of net assets.

The tax basis of distributions and accumulated net investment income will be determined based upon the Fund's tax year-end of March 31, 2005, in accordance with applicable tax law. As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income                                $        -0-
  Undistributed long-term gain                                    2,030,186
  Unrealized appreciation                                        85,315,734
--------------------------------------------------------------------------------
                                                               $ 87,345,920
================================================================================

5. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .80 of 1% on the first $100 million of average daily net assets, .65 of 1% of the next $150 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $250 million. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 1.50% of the average daily net assets of the Fund. During the period ended September 30, 2004, and the year ended March 31, 2004, the Fund incurred management fees of $598,356 and $1,078,128, respectively, amounting to approximately 0.75% of average daily net assets of the Fund, and there were no reimbursements from the Adviser.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2004, and the year ended March 31, 2004, the Fund incurred fees of $14,848 and $25,209, respectively, for portfolio accounting services, which included $6,799 and $10,930, respectively, for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $43,060 and $55,375 from the sale of Fund Shares during the period ended September 30, 2004, and the year ended March 31, 2004, respectively, all of which were paid to brokers affiliated with the Distributor.

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of Trustees of the Trust, is also Director of the Investment Adviser, Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2004, and the year ended March 31, 2004, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $51,136 and $76,174, respectively. 6. INVESTMENT TRANSACTIONS Investment transactions (excluding short-term investments) were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2004     MARCH 31, 2004

  Purchases                                   $7,150,710         $7,243,222
  Proceeds from sales                         $8,306,848        $11,018,261

7. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2004     MARCH 31, 2004

  Shares sold                                    119,593            432,979
  Shares issued upon reinvestment of dividends       -0-              6,009
--------------------------------------------------------------------------------
                                                 119,593            438,988
  Shares redeemed                                126,715           (569,384)
--------------------------------------------------------------------------------
  Net decrease in Shares outstanding              (7,122)          (130,396)
================================================================================

8. FEDERAL TAX STATUS OF 2004 DIVIDENDS

The income dividends and short-term capital gain distributions are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2004 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

INFORMATION ON PROXY VOTING

A description of the guidelines that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-621-5588, or on the Fund's website at www.whummer.com, and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-888-621-5588, or on the Fund's website at www.whummer.com, and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

As a result of rules recently adopted by the SEC, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's initial Form N-Q will be available for the quarter ended December 31, 2004 within 60 days of that date. You can request a copy by calling 1-888-621-5588, or you can access this information when it is available on the Fund's website at www.whummer.com or on the SEC's website at www.sec.gov. These Form N-Qs also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND OVERVIEW

The investment objective of the Wayne Hummer Growth Fund (the "Fund") is to achieve long-term capital growth. An emphasis has been placed on identifying promising investments that would generally be characterized as mid-capitalization stocks.

The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS

SYSTEMATIC INVESTING

Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN

You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN

You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS

By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

IRA OR RETIREMENT PLANS

Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Financial Advisor for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS: www.whummer.com

Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND OR YOUR FINANCIAL ADVISOR FOR MORE INFORMATION ON EACH OF THESE SERVICES.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

Joseph Alaimo      Charles V. Doherty      Patrick B. Long       Eustace K. Shaw
Chairman           Joel D. Gingiss         James J. Riebandt

START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Financial Advisor or the Fund.

CHICAGO            Toll-free: 800-621-4477   Local: 312-431-1700
                   300 South Wacker Drive    Chicago, Illinois 60606-6607

INTERNET           www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.


                       Logo: Wayne Hummer(R) Investments
                                   Distributor                              9/04


We will continue to deliver a single copy of your shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.

Logo: Wayne Hummer(R) Investments                   PRESORTED
300 South Wacker Drive                              FIRST CLASS
Chicago, Illinois 60606-6607                        US POSTAGE PAID
                                                    PERMIT #3600
                                                    BERWYN, IL 60402

                                                    Forwarding Service Requested

                                 Wayne Hummer(R)
                               CorePortfolio Fund

PORTFOLIO MANAGERS:
THOMAS J. ROWLAND
DAVID D. COX

PHOTO OF: THOMAS J. ROWLAND
PHOTO OF: DAVID D. COX

SEMI-ANNUAL
FINANCIAL STATEMENTS (UNAUDITED)
September 30, 2004

DEAR FELLOW SHAREHOLDER:

We are pleased to present the semi-annual financial statements of the Wayne Hummer CorePortfolio Fund (the "Fund") for the period ended September 30, 2004.

For the first half of this fiscal year, the net asset value of a Fund share decreased 2.5%1 from $6.90 on March 31, 2004 to $6.73 on September 30, 2004. During this time period, the Fund's Board of Trustees declared dividends of $0.02 per share, payable to shareholders both on April 28th and July 21st. If these dividends were reinvested during this period, the decrease was 1.9%1. During this same period the S&P 500 Composite Stock Price Index2 declined 0.2%. Along with the performance results, we also display a listing of the holdings of the Fund, as well as a chart showing the allocation of the portfolio among the broad sectors of the economy.

It has been a difficult year for stock market investors' psyches, which has challenged the development of any positive market sentiment or momentum. The election in the U.S. is likely part of the problem. A portrayal of a weak economy and the ever looming threat of terror in the presidential campaign rhetoric of the challenging party has been a staple of daily media coverage. The incumbents meanwhile are forced to defend their record on economic policy, as it seems that job creation has been slower to develop in the current cycle, and on homeland security despite the absence of a domestic terrorist attack since 9/11. The election in the U.S., as well as of those in Afghanistan and Iraq, is also thought to represent a magnet for terrorists intent on influencing or disrupting the democratic process, emulating the apparent success seen in Spain. This is serving to keep fear and anxiety at or just below the surface.

As we near the third anniversary of the current economic recovery the focus on job loss remains pervasive, again in part due to the political cycle. Yet despite strong productivity growth, greater outsourcing of jobs to foreign countries, and unusual caution on the part of businesses to add employees, payroll employment has actually increased in each of the last twelve months. While consumer spending was at its weakest level in over two years, business spending has strengthened markedly. Likewise, residential construction has firmed as mortgage financing rates have declined, even triggering a mini-boom in mortgage refinancing activity, which has risen 50% from the June trough.

What of the apparent disconnect between rising commodity prices, oil most visibly, and falling bond yields? Even as oil prices broke through the $50 per barrel barrier, ten-year Treasury rates have touched new lows. During the 1980s and 1990s, Treasury yields were highly positively correlated with oil prices. In the opening years of the twenty-first century, this relationship has been turned on its head, with yields correlating negatively with oil prices. In an era of low inflation expectations, there seems to be more conviction that the oil price will dampen economic growth rather than boost general price levels.

It may be that some of the upward pressure on oil prices will prove temporary, the result of election and security concerns coupled with hurricane-influenced data. However, another factor driving prices that may not be so temporary is the fact that the world's most populous nations, China and India, are also among the fastest growing consumers of energy. Fortunately, the amount of energy required per unit of U.S. economic output has dropped dramatically over the past three decades, mitigating the pricing pressures. Consequently, any slowdown indicated by upcoming U.S. economic releases may be viewed as merely another temporary interruption of a healthy and moderate recovery of a resilient and flexible economy.

We suspect that post-election the market will refocus on those still positive fundamentals underlying our economy. Core inflation (excluding food and energy) remains subdued, with little pressure from unit labor costs. Negative earnings pre-announcements are likely priced into the market and expectations for corporate profit growth have already been lowered. Margin pressures from inflating commodity costs not recovered through pricing are clearly evident and while recent earnings growth does represent a deceleration from the previous three quarters, it is still twice the long-term average.

The recent trend of rising energy prices with its drag on economic growth may well temporarily forestall the expected measured ratcheting up of interest rates by the Federal Reserve. It could be argued that there is no compelling reason for the Federal Reserve to tighten again soon beyond the widely anticipated November move to a 2% funds rate. Such a development, together with the removal of the uncertainty of the election outcome, would likely provide stimulus to stock prices.

If the current trend holds, 2004 will mark the fifth consecutive year that smaller capitalization securities have outperformed their larger capitalization counterparts, which continues to affect the performance of the Fund. Many market pundits at the beginning of the year called for a performance shift, favoring large-capitalization stocks. Obviously, this still has not occurred. Going forward, expectations are for a gradual rise in interest rates, and large-capitalization stocks have tended to experience better relative returns in these environments. In addition, valuation measures still appear to favor securities of larger companies. When a shift to larger companies does finally occur, we believe that the Fund will be well positioned.

We are pleased to be part of your long-term investment planning.

Sincerely,

/s/ Thomas J. Rowland, CFA                 /s/ David D. Cox, CFA

Thomas J. Rowland, CFA                     David D. Cox, CFA
President                                  Vice President
Wayne Hummer Investment Trust              Wayne Hummer Asset Management Company

October 27, 2004

1    Total return does not reflect the 2% sales charge.

2 The S&P 500 measures the performance of an unmanaged group of 500 widely held large-capitalization U.S. stocks.

PERFORMANCE COMPARISON

WAYNE HUMMER COREPORTFOLIO FUND VS. S&P 500 INDEX

Growth of $10,000 initial investment from inception (August 2, 1999) through September 30, 2004.

Line chart:
                                        CorePortfolio
                             S&P 500             Fund
Aug 2 99                       10000             9800
                                9955             9850
Sep 99                          9682             9520
                               10295            10420
                               10504            10540
                               11123            11196
                               10564            10855
                               10364            10344
Mar 00                         11378            11506
                               11036            10750
                               10809            10439
                               11076            10860
                               10903            10830
                               11580            11211
Sep 00                         10968            10229
                               10922            10259
                               10061             9557
                               10111             9196
                               10469             9397
                                9515             8645
Mar 01                          8912             7993
                                9605             8785
                                9669             8825
                                9434             8735
                                9341             8595
                                8757             7961
Sep 01                          8050             7469
                                8204             7700
                                8833             8152
                                8910             8183
                                8780             7871
                                8611             7790
Mar 02                          8935             7981
                                8393             7321
                                8331             7210
                                7738             6776
                                7135             6354
                                7182             6425
Sep 02                          6346             5715
                                6905             6354
                                7312             6557
                                6882             6150
                                6702             5926
                                6602             5814
Mar 03                          6666             5957
                                7215             6395
                                7595             6446
                                7692             6538
                                7827             6620
                                7980             6641
Sep 03                          7895             6600
                                8342             6856
                                8416             6804
                                8857             7175
                                9019             7237
                                9145             7257
Mar 04                          9007             7113
                                8865             7040
                                8987             7134
                                9162             7206
                                8858             7030
                                8894             7082
Sep 04                          8990             6978

AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/04

  ANNUALIZED RETURNS                                     SINCE INCEPTION DATE
  FOR THE                                                 (AUGUST 2, 1999 -
  FOLLOWING PERIODS:             1 YEAR      5 YEAR       SEPTEMBER 30, 2004)
--------------------------------------------------------------------------------
  WAYNE HUMMER
  COREPORTFOLIO FUND
  (assuming 2% sales charge)       3.63%     (6.40%)            (6.73%)
--------------------------------------------------------------------------------
  S&P 500 INDEX                   13.87%     (1.31%)            (1.89%)
--------------------------------------------------------------------------------

Note: This graph compares an initial investment of $10,000 invested in the Wayne Hummer CorePortfolio Fund, adjusted for the maximum sales charge of 2%, with the S&P 500 Index. The S&P 500 Index is unmanaged. All returns include reinvestment of dividends and capital gain distributions. Past performance does not guarantee future results. Actual investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO HIGHLIGHTS

ASSET ALLOCATION BY ECONOMIC SECTOR AS OF 9/30/04:
(% of net assets)

PIE CHART:
 2.9%  UTILITIES
 3.8%  TELECOMMUNICATION SERVICES
 3.1%  MATERIALS
14.8%  INFORMATION TECHNOLOGY
11.8%  INDUSTRIALS
12.1%  HEALTH CARE
 1.7%  CASH AND OTHER
11.3%  CONSUMER DISCRETIONARY
10.8%  CONSUMER STAPLES
 7.4%  ENERGY
20.3%  FINANCIALS

TOP 10 STOCK HOLDINGS AS OF 9/30/04: (% of net assets)

 1. General Electric Company (Electrical Equipment)                    8.4%
 2. Microsoft Corporation (Computer Software & Services)               8.1%
 3. Citigroup Inc. (Banking)                                           6.8%
 4. Pfizer Inc. (Health Care - Drugs)                                  5.9%
 5. Wal-Mart Stores, Inc. (Retail - General Merchandise)               5.3%
 6. American International Group, Inc. (Insurance)                     5.3%
 7. Bank of America Corporation (Banking)                              5.3%
 8. Exxon Mobil Corporation (Oil)                                      4.8%
 9. The Home Depot, Inc. (Retail - Home Improvement)                   4.4%
10. Johnson & Johnson (Health Care - Diversified)                      4.3%


Portfolio holdings are subject to change and may not represent future portfolio composition.

PORTFOLIO CHANGES

As stated in the prospectus, the CorePortfolio Fund is rebalanced at the end of each quarter. Based on the September 30, 2004 market capitalization weightings of the Economic Sectors of the S&P 500 Index and of the individual stocks comprising the S&P 500 Index, the following changes were made to the portfolio effective October 1, 2004:

ADDITIONS

Security                                        Economic Sector
International Business Machines Corporation     Information Technology
J.P. Morgan Chase & Co.                         Financials

DELETIONS

Security                                        Economic Sector
Cisco Systems, Inc.                             Information Technology
Wells Fargo & Company                           Financials

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Wayne Hummer CorePortfolio Fund ("the Fund"), you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees, transfer agency fees, and other Fund expenses. The following examples are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with those of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire six-month period (April 1, 2004 to September 30, 2004).

The table on the next page illustrates the Fund's costs in two ways:

o ACTUAL. The first line of the table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period."

o HYPOTHETICAL. The second line of the table provides information about hypothetical account values and hypothetical expenses based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. You can assess the Fund's costs by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

     Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional cost, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
  SIX MONTHS ENDED SEPTEMBER 30, 2004
                                    BEGINNING       ENDING       EXPENSES
  WAYNE HUMMER                    ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING
  COREPORTFOLIO FUND                 4/1/2004      9/30/2004      PERIOD*
--------------------------------------------------------------------------------
  ACTUAL                             $1,000.00     $  981.10        $3.72

  HYPOTHETICAL                        1,000.00      1,021.30         3.80
    (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------


     * Expenses are equal to the Fund's annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Fund's ending account value on the first line of the table is based on its actual total return of (1.89%) for the six months ended September 30, 2004.

You can find more information about the Fund's expenses, including annual expense ratios for the past five periods, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.

STATEMENTS OF ASSETS AND LIABILITIES

                                      SEPTEMBER 30, 2004
                                              (UNAUDITED)    MARCH 31, 2004

  ASSETS
  Investments, at value
     (Cost: $13,159,728 and
     $16,416,682, respectively)              $12,710,795        $15,739,199
  Cash                                           198,474            131,785
  Receivable for Fund Shares sold                  - 0 -              4,985
  Dividends receivable                            12,713             18,775
  Expenses reimbursable in excess
     of the expense limitation                     4,791              - 0 -
  Other                                           16,338              5,688
--------------------------------------------------------------------------------
  Total assets                                12,943,111         15,900,432

  LIABILITIES AND NET ASSETS
  Payable for Fund Shares redeemed                   134             64,827
  Accrued liabilities                              8,442             12,241
--------------------------------------------------------------------------------
  Total liabilities                                8,576             77,068
--------------------------------------------------------------------------------
  Net assets applicable to 1,921,542 and
     2,294,801 Shares outstanding, no par
     value, equivalent to $6.73 and $6.90
     per Share, respectively                 $12,934,535        $15,823,364
================================================================================

  ANALYSIS OF NET ASSETS
  Paid in capital                            $22,791,801        $25,363,696
  Net unrealized depreciation of investments    (448,933)          (677,483)
  Accumulated net realized loss on
     sales of investments                     (9,442,860)        (8,898,905)
  Undistributed net investment income             34,527             36,056
--------------------------------------------------------------------------------
  Net assets applicable to Shares
     outstanding                             $12,934,535        $15,823,364
================================================================================

  THE PRICING OF SHARES
  Net asset value and redemption price
     per Share ($12,934,535 / 1,921,542
     Shares outstanding and $15,823,364 /
     2,294,801 Shares outstanding,
     respectively) (Unlimited
     shares authorized)                            $6.73              $6.90
================================================================================
  Maximum offering price per Share
     (net asset value, plus 2.02% of net asset
     value or 2% of offering price)                $6.87              $7.04
================================================================================

                 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

                                      SEPTEMBER 30, 2004
                                              (UNAUDITED)    MARCH 31, 2004
  INVESTMENT INCOME:
  Dividends                                     $137,309           $322,086
--------------------------------------------------------------------------------

  EXPENSES:
  Management fees                                 28,804             68,678
  Transfer agent fees                             14,000             32,342
  Professional fees                               11,984             26,716
  Printing costs                                   5,642             13,820
  Portfolio accounting fees                        7,420             13,017
  Trustee fees                                     6,200             12,655
  Registration fees                                6,200             12,100
  Custodian fees                                   6,400             11,000
  Other                                            2,700              4,603
--------------------------------------------------------------------------------
  Total expenses before reimbursement             89,350            194,931
  Less reimbursement of expenses in excess
     of the expense limitation                   (35,342)           (66,160)
--------------------------------------------------------------------------------
  Net expenses                                    54,008            128,771
--------------------------------------------------------------------------------
  Net investment income                           83,301            193,315
--------------------------------------------------------------------------------

  Net realized loss on sales of investments     (543,955)          (907,357)
  Change in net unrealized depreciation          228,550          3,680,980
--------------------------------------------------------------------------------
  Net gain (loss) on investments                (315,405)         2,773,623
--------------------------------------------------------------------------------

  Net increase (decrease) in net assets
    resulting from operations                  ($232,104)        $2,966,938
================================================================================


                 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                        SIX MONTHS ENDED
                                      SEPTEMBER 30, 2004         YEAR ENDED
                                              (UNAUDITED)    MARCH 31, 2004

  OPERATIONS:
  Net investment income                          $83,301           $193,315
  Net realized loss on sales of investments     (543,955)          (907,357)
  Change in net unrealized depreciation          228,550          3,680,980
--------------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations                   (232,104)         2,966,938

  DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                          (84,830)          (208,976)
  Net realized gains on investments                - 0 -              - 0 -
--------------------------------------------------------------------------------
  Total dividends to shareholders                (84,830)          (208,976)

  FUND SHARE TRANSACTIONS:
  Proceeds from Shares sold                      165,041          2,775,942
  Shares issued upon reinvestment of dividends    83,162            205,257
--------------------------------------------------------------------------------
                                                 248,203          2,981,199
  Less payments for Shares redeemed            2,820,098          5,480,376
--------------------------------------------------------------------------------
  Decrease from Fund Share transactions       (2,571,895)        (2,499,177)
--------------------------------------------------------------------------------

  Total increase (decrease) in net assets     (2,888,829)           258,785

  NET ASSETS:
  Beginning of period                         15,823,364         15,564,579
--------------------------------------------------------------------------------
  End of period (including undistributed
    net investment income of $34,527 and
    $36,056 at September 30, 2004
    and March 31, 2004, respectively)        $12,934,535        $15,823,364
================================================================================


                 See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                            SIX MONTHS ENDED
                          SEPTEMBER 30, 2004                 YEAR ENDED MARCH 31,
                                  (UNAUDITED)       2004       2003       2002        2001
  NET ASSET VALUE,
    BEGINNING OF PERIOD                $6.90       $5.85      $7.92      $7.97      $11.49

  INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income                 0.04        0.08       0.09       0.04        0.03
  Net realized and unrealized gains
    (losses) on investments            (0.17)       1.05      (2.09)     (0.05)      (3.53)
-----------------------------------------------------------------------------------------------
  Total from investment operations     (0.13)       1.13      (2.00)     (0.01)      (3.50)

  LESS DISTRIBUTIONS:
  Dividends from net
    investment income                  (0.04)      (0.08)     (0.07)     (0.04)      (0.02)

  NET ASSET VALUE,
    END OF PERIOD                      $6.73       $6.90      $5.85      $7.92       $7.97
===============================================================================================
  TOTAL RETURN (a)                     (1.89%)     19.41%    (25.36%)    (0.14%)    (30.53%)

  RATIOS AND SUPPLEMENTARY DATA
  Net assets, end of period ($000's)   12,935      15,823    15,565     25,531     22,603
  Ratio of net expenses to
    average net assets (b)              0.75% (c)   0.75%      0.75%      0.75%      0.75%
  Ratio of net investment income
    to average net assets (b)           1.16% (c)   1.13%      1.15%      0.56%      0.22%
  Portfolio turnover rate                 12% (c)     33%        29%        28%        57%

  NOTES TO FINANCIAL HIGHLIGHTS:

  a.) Excludes 2% sales charge.

  b.) During the six months ended September 30, 2004, and the four years ended March 31, expenses in excess of the expense limitation were reimbursable from the Investment Adviser. Absent the expense limitation, the ratio of total expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.49%, 0.39%, 0.23%, 0.08% and 0.08%, respectively.

  c.) Ratios have been determined on an annualized basis.


                 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)

                              NUMBER OF SHARES              VALUE

COMMON STOCKS (98.3%)

CONSUMER DISCRETIONARY 11.3%
Comcast Corporation
  Class A (a)                           14,596           $412,191
The Home Depot, Inc.                    14,532            569,654
Time Warner Inc. (a)                    29,629            478,212
-----------------------------------------------------------------
                                                        1,460,057

CONSUMER STAPLES 10.8%
The Coca-Cola Company                    7,241            290,002
The Procter and Gamble

  Company                                7,721            417,861
Wal-Mart Stores, Inc.                   12,881            685,269
-----------------------------------------------------------------
                                                        1,393,132

ENERGY 7.4%
ChevronTexaco Corporation                4,196            225,073
ConocoPhillips                           1,343            111,267
Exxon Mobil Corporation                 12,826            619,881
-----------------------------------------------------------------
                                                          956,221

FINANCIALS 20.3%
American International
  Group, Inc.                           10,024            681,532
Bank of America Corporation             15,720            681,148
Citigroup Inc.                          19,862            876,311
Wells Fargo & Company                    6,503            387,774
-----------------------------------------------------------------
                                                        2,626,765

HEALTH CARE 12.1%
Johnson & Johnson                        9,811            552,654
Merck & Co., Inc.                        7,300            240,900
Pfizer Inc.                             25,030            765,918
-----------------------------------------------------------------
                                                        1,559,472

INDUSTRIALS 11.8%
3M Company                               2,366            189,209
General Electric Company                32,217          1,081,847
United Parcel Service, Inc.
  Class B                                3,427            260,178
-----------------------------------------------------------------
                                                        1,531,234

INFORMATION TECHNOLOGY 14.8%
Cisco Systems, Inc. (a)                 23,409            423,703
Intel Corporation                       22,189            445,111
Microsoft Corporation                   37,843          1,046,359
-----------------------------------------------------------------
                                                        1,915,173



                              NUMBER OF SHARES              VALUE

MATERIALS 3.1%
Dow Chemical Company                     4,444            200,780
Du Pont (E.I. ) de Nemours
  and Company                            4,725            202,230
-----------------------------------------------------------------
                                                          403,010

TELECOMMUNICATION SERVICES 3.8%
SBC Communications Inc.                  8,307            215,567
Verizon Communications Inc.              6,953            273,809
-----------------------------------------------------------------
                                                          489,376

UTILITIES 2.9%
Exelon Corporation                       5,373            197,135
The Southern Company                     5,978            179,220
-----------------------------------------------------------------
                                                          376,355
-----------------------------------------------------------------

TOTAL INVESTMENTS (98.3%)
(Cost:  $13,159,728) (b)                               12,710,795

CASH AND OTHER ASSETS,
LESS LIABILITIES (1.7%)                                   223,740
-----------------------------------------------------------------

NET ASSETS (100.0%)                                   $12,934,535
=================================================================


NOTES TO PORTFOLIO OF INVESTMENTS:

(a) Non-income producing security.

(b) Based on the cost of investments of $13,704,973 for federal income tax purposes at September 30, 2004, the aggregate gross unrealized appreciation was $943,007, the aggregate gross unrealized depreciation was $1,937,185 and the net unrealized depreciation of investments was $994,178.


                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Wayne Hummer CorePortfolio Fund (the "Fund") is an investment portfolio of Wayne Hummer Investment Trust (the "Trust"). The Trust is an open-end investment company organized as a Massachusetts business trust and consists of two investment portfolios, Wayne Hummer CorePortfolio Fund and Wayne Hummer Growth Fund, each operating as a separate mutual fund. The Fund commenced investment operations on August 2, 1999, and may issue an unlimited number of full and fractional units of beneficial interest ("Shares"). The Fund is non-diversified and seeks to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks.

2. SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION

Securities (other than a security for which the primary market is NASDAQ) are valued at the last reported sale price for securities traded on a principal exchange. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price, and in the absence of any Official Closing Price on the valuation date, a security is valued at the last reported price. If there was no reported sale price on any exchange (or on NASDAQ) on the valuation date for a security, the last reported sale price prior to that day is used if such sale is between the closing bid and asked price of the valuation date. If the price is not between the valuation date's closing bid and asked prices, then the value of such security is taken to be the midpoint between the valuation date's closing bid and asked prices. Unlisted equity securities for which last sale information is regularly reported is valued at the last reported sale price on that day. Any unlisted security for which last sale information is not regularly reported, or any listed debt security which has an inactive listed market for which over-the-counter market quotations are readily available, is valued at the highest closing bid price determined on the basis of reasonable inquiry.

Restricted securities and any other securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income, if any, is recorded on the accrual basis and includes amortization of premiums and accretions of discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. In those cases, actual results may differ from estimates.

3. FUND SHARE VALUATION AND DIVIDENDS TO SHAREHOLDERS

Net asset value per Share generally is determined, on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange by dividing the value of net assets (total assets less liabilities) by the total number of Shares outstanding.

Ordinary income dividends are normally declared and paid in April, July, October and December. Capital gains dividends, if any, are paid at least annually. Dividends will be reinvested in additional Shares unless a shareholder requests payment in cash. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. The amount and character of distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

On October 19, 2004, an ordinary income dividend of $0.02 per Share was declared, payable October 20, 2004 to shareholders of record on October 19, 2004. The tax character of distributions paid, as of March 31, 2004, was as follows:

                                                                 YEAR ENDED
                                                             MARCH 31, 2004

  Distributions paid from:
    Ordinary income                                               $ 208,976

4. FEDERAL INCOME TAXES

It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no federal income tax is imposed on the Fund for distributions to shareholders.

The tax basis of distributions and accumulated net investment income will be determined based upon the Fund's tax year-end of March 31, 2005, in accordance with applicable tax law.

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

  Undistributed ordinary income                               $      36,056
  Accumulated net realized loss                                  (8,898,905)
  Unrealized depreciation                                          (677,483)
--------------------------------------------------------------------------------
                                                              $  (9,540,332)
================================================================================

The differences between the book basis and the tax basis components of net assets are primarily attributable to the tax deferral of losses on certain sales of securities for federal tax purposes. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 2004, amounting to $8,356,166, is available to offset future capital gains. If not applied, $156,976 of the loss carryforward expires in 2008, $1,927,550 expires in 2009, $2,912,745 expires in 2010, $2,396,137 expires in 2011 and $962,758 expires in 2012. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

5. TRANSACTIONS WITH AFFILIATES

The Fund has an Investment Advisory and Management Agreement and a Portfolio Accounting Services Agreement with Wayne Hummer Asset Management Company ("Investment Adviser"). For advisory and management services and facilities furnished, the Fund pays fees of .40 of 1% of average daily net assets. The Investment Adviser is obligated to reimburse the Fund to the extent that the Fund's ordinary operating expenses, including the fee of the Investment Adviser, exceeds 0.75% of the average daily net assets of the Fund. Pursuant to an Expense Limitation Agreement, terminated July 31, 2004, the Adviser is entitled to reimbursement from the Fund of any fees waived or reimbursed prior to such date if such reimbursements do not cause the Fund to exceed its expense limitations and if such reimbursements occurred within the previous five years.

During the period ended September 30, 2004, and the year ended March 31, 2004, the Fund incurred management fees of $28,804 and $68,678, respectively, and the Investment Adviser was obligated to reimburse the Fund for excess expenses of $35,342 and $66,160, respectively.

The Investment Adviser receives, as compensation for its portfolio accounting services to the Fund, an annual fee, computed and accrued daily and payable monthly, equal to 0.01 of 1% of the Fund's average daily net assets. Such fee shall not exceed $15,000 per year. In addition, the Investment Adviser is reimbursed for certain out-of-pocket expenses. During the period ended September 30, 2004, and the year ended March 31, 2004, the Fund incurred fees of $7,420 and $13,017, respectively, for portfolio accounting services, which included $6,700 and $11,300, respectively, for out-of-pocket expenses.

Wintrust Financial Corporation ("Wintrust") is the sole shareholder of the Investment Adviser and the sole shareholder of North Shore Community Bank and Trust Company, the sole member of Wayne Hummer Investments L.L.C. ("WHI"). WHI serves as Shareholder Service Agent without compensation from the Fund. WHI also serves as Distributor and received commissions of $622 and $13,818 from the sale of Fund Shares during the period ended September 30, 2004 and the year ended March 31, 2004, respectively, all of which were paid to brokers affiliated with the Distributor.

Mr. Joseph Alaimo, an "interested" trustee of the Fund (within the meaning of the Investment Company Act of 1940) and Chairman of the Board of the Trust, is also Director of the Investment Adviser, Chairman of the Board of Wayne Hummer Trust Company and a shareholder of Wintrust. During the period ended September 30, 2004 and the year ended March 31, 2004, the Fund made no direct payments to its officers or interested trustees and incurred trustee fees for its disinterested trustees of $6,200 and $12,655, respectively.

6. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2004     MARCH 31, 2004

  Purchases                                   $  881,987         $5,480,622
  Proceeds from sales                         $3,594,986         $7,719,513

7. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund Shares as shown in the Statements of Changes in Net Assets were with respect to the following number of shares:

                                        SIX MONTHS ENDED         YEAR ENDED
                                      SEPTEMBER 30, 2004     MARCH 31, 2004
  Shares sold                                     24,166            436,032
  Shares issued upon reinvestment of dividends    12,217             31,576
--------------------------------------------------------------------------------
                                                  36,383            467,608
  Shares redeemed                               (409,642)          (835,647)
--------------------------------------------------------------------------------
  Net decrease in Shares outstanding            (373,259)          (368,039)
================================================================================

8. FEDERAL TAX STATUS OF 2004 DIVIDENDS

The income dividends are taxable as ordinary income. The dividends paid to you, whether received in cash or reinvested in Shares, must be included on your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. An amount equal to 100% of ordinary income dividends paid during 2004 qualifies for the dividends-received deduction available to corporations as provided by the Internal Revenue Code.

INFORMATION ON PROXY VOTING

A description of the guidelines that the Fund uses to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-621-5588, or on the Fund's website at www.whummer.com, and on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-888-621-5588, or on the Fund's website at www.whummer.com, and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

As a result of rules recently adopted by the SEC, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's initial Form N-Q will be available for the quarter ended December 31, 2004 within 60 days of that date. You can request a copy by calling 1-888-621-5588, or you can access this information when it is available on the Fund's website at www.whummer.com or on the SEC's website at www.sec.gov. These Form N-Qs also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND OVERVIEW

The investment objective of the Wayne Hummer CorePortfolio Fund (the "Fund") is to achieve long-term capital growth by investing in a passively-managed portfolio of large-cap stocks. The Fund's prospectus contains detailed information about permissible investments.

SERVICES AVAILABLE TO SHAREHOLDERS

SYSTEMATIC INVESTING

Simplify your savings strategy by automating your investments. The following plans allow you to purchase additional shares of the Fund for as little as $100 per month.

SYSTEMATIC INVESTMENT PLAN

You can set up a monthly withdrawal from your checking or savings account and automatically purchase shares of the Fund.

PAYROLL DIRECT DEPOSIT PLAN

You may authorize your employer to deduct money from your payroll check and send it directly to the Fund.

SOCIAL SECURITY AND OTHER GOVERNMENT CHECKS

By giving instructions to the U.S. government, they can send your payments directly to your Fund account.

Of course, even with automatic investing, the Fund cannot assure a profit or protect you against a loss in a declining market. Actual investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

IRA OR RETIREMENT PLANS

Shares of the Fund may be a suitable addition to your IRA or pension plan. Contact your Financial Advisor for complete details on the expanded options available for retirement planning, including the Roth IRA.

INTERNET ADDRESS:  WWW.WHUMMER.COM

Those who enjoy using the computer to access information can view their account activity online. You can also find the prospectus and current prices for the Fund, along with daily market commentary and research information from Wayne Hummer Investments L.L.C.

CONTACT THE FUND OR YOUR FINANCIAL ADVISOR FOR MORE INFORMATION ON EACH OF THESE SERVICES.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

BOARD OF TRUSTEES

Joseph Alaimo      Charles V. Doherty      Patrick B. Long       Eustace K. Shaw
Chairman           Joel D. Gingiss         James J. Riebandt



START INVESTING TODAY...

For further information on any of the funds or fund services or to discuss which Fund may be appropriate for your investment needs, please contact your Wayne Hummer Financial Advisor or the Fund.

CHICAGO            Toll-free: 800-621-4477  Local: 312-431-1700
                   300 South Wacker Drive   Chicago, Illinois 60606-6607

INTERNET           www.whummer.com

This report must be preceded or accompanied by a current prospectus of the Wayne Hummer Investment Trust.

                       Logo: Wayne Hummer(R) Investments

                                    Distributor                             9/04

We will continue to deliver a single copy of your shareholder report to any address shared by two or more shareholders who are part of the same family, unless you notify us that you would like a separate copy of this shareholder report. At any time, you may request delivery of a separate shareholder report by calling 1-888-621-5588 or e-mailing whmf@whummer.com. We will begin sending you a separate copy of the prospectus or shareholder report within 30 days after we receive your request.


Logo: Wayne Hummer(R) Investments               PRESORTED
                                                FIRST CLASS
300 South Wacker Drive                          US POSTAGE PAID
Chicago, Illinois 60606-6607                    PERMIT #3600
                                                BERWYN, IL 60402

                                                Forwarding Service Requested

ITEM 2. CODE OF ETHICS.

(a) Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(b) There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics (the "Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this Item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and have concluded that the registrant's disclosure controls and procedures are effective.

(b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's most recent fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) (1) Code of Ethics - Form N-CSR disclosure requirement is not applicable to this filing of a semi-annual report.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2 (a) under the Investment Company Act of 1940, are attached.

    (3) Not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wayne Hummer Investment Trust

By:      /s/ Thomas J. Rowland
         Thomas J. Rowland
         Chief Executive Officer

Date:    November 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Thomas J. Rowland
         Thomas J. Rowland, CFA
         Chief Executive Officer

Date:  November 10, 2004

By       /s/ Jean M. Maurice
         Jean M. Maurice
         Principal Financial Officer

Date: November 10, 2004